SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2004


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


          California                    0-27122                 94-2900635
  (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
        of Incorporation)                                    Identification No.)

               3011 Triad Drive
                Livermore, CA                                         94550
    (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (925) 245-3400

                                      None

          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.


     The following information is filed pursuant to Item 5, Other Events and Required FD Disclosure.

     Adept Technology, Inc. ("Adept") is announcing that John Dulchinos, vice president, robotics; Lee Blake, vice president service operations; Gordon Deans, vice president business development/general manager Adept Canada; Michael Overby, vice president finance/chief accounting officer; and Joachim Melis, vice president Europe, have been appointed by the board of directors, as officers of the corporation.

     The board of directors have set the meeting date for the Annual Shareholders Meeting for November 4, 2004 at 8:00 AM. The meeting will be held at the corporate office located at 3011 Triad Drive, Livermore, CA. Under Rule 14a-8 of Regulation 14A of the Exchange Act, any shareholder intending to submit to Adept a proposal that qualifies for inclusion in Adept's proxy statement and proxy relating to the November 4, 2004 Annual Meeting of Shareholders must submit such proposal in writing to the secretary of Adept so that it is received by Adept no later than August 23, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ADEPT TECHNOLOGY, INC.



Date:  August 13, 2004                           By: /s/ Robert R. Strickland
                                                     ---------------------------
                                                     Robert R. Strickland
                                                     Chief Financial Officer